EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. §1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Neema, Inc. (the “Company”) on Form 10-Q for the period ended October 31, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, J. David Brow, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: December 17, 2008	By: /s/ J. David Brow
       __________________________________
       J. David Brow
       President, Chief Executive Officer
       and Chief Financial Officer
       (On behalf of the Company as
       Principal Executive Officer and
Principal Financial and Accounting Officer)

A signed original of this written statement required by Section 906 has been provided to Neema, Inc. and will be retained by Neema, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.